UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2024

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 3rd Avenue, Suite 150, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	SFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

ITEM 8.01.    Other Events.
Sound Financial Bancorp, Inc.’s annual meeting of stockholders (“Annual Meeting”) will be held on Wednesday, May 29, 2024. The voting record date for stockholders entitled to vote at the Annual Meeting is March 28, 2024.
The proposals expected to be presented to stockholders at the Annual Meeting are as follows:
1. Election of director nominees.
2. Advisory (non-binding) vote on executive compensation.
3. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation.
3. Ratification of the appointment of the Company’s independent registered public accounting firm.
The director nominees for election at the Annual Meeting will be:
Debra Jones, who has served on the Company board of directors since 2005. Ms. Jones is a certified public accountant and has served in chief financial officer positions for over 25 years, with responsibility for financial management, risk management and business administration. Ms. Jones also currently serves as the Company’s “audit committee financial expert.”
Rogelio Riojas, who has served on the Company’s board of directors since 2005. Mr. Riojas is the Chief Executive Officer of Sea Mar Community Health Centers, a health care and social services organization serving low-income and underserved populations in Seattle and several counties in Washington.
Corissa B. Porcelli, who is first being nominated for election to the Company’s board of directors at the Annual Meeting. Ms. Porcelli began her career as an analyst with The Stilwell Group. She was subsequently promoted and now serves as Director of Research. Ms. Porcelli is a Chartered Financial Analyst. She graduated in 2008 from the University of Pennsylvania, with a Bachelor of Arts in Economics and Psychology.
Forward-looking Statement Disclaimer
Sound Financial Bancorp, Inc. (the “Company”) and its representatives may from time to time make written or oral statements that are "forward-looking" and provide other than historical information, including statements contained in this press release, in the Company’s other reports filed with or furnished to the Securities and Exchange Commission (the “SEC), and in reports or letters to Company stockholders.
In some cases, the Company has identified these forward-looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K"), the section captioned "Special Note Regarding Forward-Looking Statements " in Part I, Item 1 of the 2022 Form 10-K and to similar risk factors and cautionary statements in other reports and forms filed with or furnished to the SEC. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.
The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date: February 13, 2024	By:	/s/ Laura Lee Stewart
Laura Lee Stewart
President and CEO